Exhibit 10.22

INTERCREDITOR AGREEMENT

dated as of

December 6, 2012,

among

MARRONE BIO INNOVATIONS, INC.,

as the Borrower,

GORDON SNYDER,

as Warrant Lender Agent,

GORDON SNYDER,

as Convertible Note Lender Agent,

and

SYNGENTA VENTURES PTE. LTD.,

as Noteholder

INTERCREDITOR AGREEMENT dated as of December 6, 2012 (this “Agreement”), among MARRONE BIO INNOVATIONS, INC., a Delaware corporation (the “Borrower”), GORDON SNYDER, as administrative agent and collateral agent for the Warrant Lender Secured Parties (as defined below) (in such capacity, the “Warrant Lender Agent”), GORDON SNYDER, as administrative agent and collateral agent for the Convertible Note Lender Secured Parties (as defined below) (in such capacity, the “Convertible Note Lender Agent”), and SYNGENTA VENTURES PTE. LTD. (the “Noteholder”).

PRELIMINARY STATEMENT

Reference is made to (a) that certain Loan Agreement, dated as of October 2, 2012 (the “Warrant Loan Agreement”), among the Borrower, the Warrant Lender Agent, as administrative agent and collateral agent, and the lenders party thereto (the “Warrant Lenders”), (b) that certain Loan Agreement, dated as of October 16, 2012 (the “Convertible Note Loan Agreement”), among the Borrower, the Convertible Note Lender Agent, as administrative agent and collateral agent, and the lenders party thereto (the “Convertible Note Lenders”), and (c) that certain Note Purchase Agreement, dated as of December 6, 2012 (the “Noteholder Loan Agreement”), between the Borrower and the Noteholder.

The Warrant Lender Agent, the Convertible Note Lender Agent, the Noteholder and the Borrower desire to enter into this Agreement to set forth certain rights and obligations in respect of the indebtedness outstanding under the Warrant Loan Agreement, the Convertible Note Loan Agreement and the Noteholder Loan Agreement.

Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Defined Terms. As used in the Agreement, the following terms shall have the meanings specified below:

“Applicable Creditor Control Party” shall mean (x) the Warrant Lender Agent, with respect to the Warrant Loan Obligations, (y) the Convertible Note Lender Agent, with respect to the Convertible Note Loan Obligations, and (z) the Noteholder, with respect to the Noteholder Loan Obligations.

“Applicable Creditor Party” shall mean each Warrant Loan Secured Party, each Convertible Note Loan Secured Party, and the Noteholder, as applicable.

“Applicable Percentage” shall mean (x) with respect to any Warrant Loan Secured Party, a percentage equal to a fraction the numerator of which is the aggregate amount of the Warrant Loan Obligations then owed to such Warrant Loan Secured Party and the denominator of which is the aggregate amount of all Warrant Loan Obligations, Convertible Note Loan Obligations and Noteholder Loan Obligations then outstanding, (y) with respect to any Convertible Note Loan Secured Party, a percentage equal to a fraction the numerator of which is the aggregate amount of the Convertible Note Loan Obligations then owed to such Convertible Note Loan Secured Party and the denominator of which is the aggregate amount of all Warrant Loan Obligations, Convertible Note Loan Obligations and Noteholder Loan Obligations then outstanding, and (z) with respect to the Noteholder, a percentage equal to a fraction the numerator of which is the aggregate amount of the Noteholder Loan Obligations then owed to the Noteholder and the denominator of which is the aggregate amount of all Warrant Loan Obligations, Convertible Note Loan Obligations and Noteholder Loan Obligations then outstanding.

“Bankruptcy Code” shall mean Title 11 of the United States Code entitled “Bankruptcy,” as now and hereinafter in effect, or any successor statute.

“Bankruptcy Law” shall mean the Bankruptcy Code and any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law.

“Borrower” shall have the meaning assigned to such term in the preamble to this Agreement.

“Collateral” shall mean the Warrant Loan Collateral and the Convertible Note Loan Collateral.

“Convertible Note Lender Agent” shall have the meaning assigned to such term in the preliminary statement to this Agreement.

“Convertible Note Lenders” shall have the meaning assigned to such term in the preliminary statement to this Agreement.

“Convertible Note Liens” shall mean all Liens on the Convertible Note Loan Collateral securing the Convertible Note Loan Obligations.

“Convertible Note Loan Agreement” shall have the meaning assigned to such term in the preliminary statement to this Agreement.

“Convertible Note Loan Collateral” shall mean all “Collateral”, as defined in the Convertible Note Loan Agreement, and any other assets of the Borrower or any of its Subsidiaries now or at any time hereafter subject to Liens securing any Convertible Note Loan Obligations.

“Convertible Note Loan Documents” shall mean the “Loan Documents”, as defined in the Convertible Note Loan Agreement.

“Convertible Note Loan Obligations” shall mean the “Obligations”, as defined in the Convertible Note Loan Agreement.

“Convertible Note Loan Secured Parties” shall mean, at any time, (a) the Convertible Note Lender Agent, (b) the Convertible Note Lenders, (c) each other Person to whom any of the Convertible Note Loan Obligations is owed and (d) the successors and assigns of each of the foregoing.

“Disposition” shall mean any sale, lease, exchange, transfer or other disposition.

“Insolvency or Liquidation Proceeding” shall mean (a) any voluntary or involuntary proceeding under the Bankruptcy Code or any other Bankruptcy Law with respect to the Borrower or any of its Subsidiaries, (b) any voluntary or involuntary appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any of its Subsidiaries or for all or a substantial part of the property or assets of the Borrower or any of its Subsidiaries, (c) any voluntary or involuntary winding-up or liquidation of the Borrower or any of its Subsidiaries, or (d) a general assignment for the benefit of creditors by the Borrower or any of its Subsidiaries.

“Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Noteholder” shall have the meaning assigned to such term in the preamble to this Agreement.

“Noteholder Loan Agreement” shall have the meaning assigned to such term in the preliminary statement to this Agreement.

“Noteholder Loan Documents” shall mean the “Loan Documents”, as defined in the Noteholder Loan Agreement.

“Noteholder Loan Obligations” shall mean the “Obligations”, as defined in the Noteholder Loan Agreement.

“Person” shall mean any individual, corporation, joint venture, association, joint stock company, partnership, trust, trustee, limited liability company, unincorporated organization, or other entity, including, without limitation, a governmental authority.

“Remedial Action” shall mean, collectively or individually, a demand for payment or the acceleration of the time for payment of any Convertible Note Loan Obligations, Warrant Loan Obligations or Noteholder Loan Obligations, any claim, proceeding or action to foreclose upon, take possession or control of, sell, lease or otherwise dispose of, or in any other manner realize, take steps to realize or seek to realize upon, the whole or any part of the Collateral, whether pursuant to applicable law, by foreclosure, by setoff, by self-help repossession, by notification to account debtors, by the issuance of any statutorily required notices, by deed in lieu of foreclosure, by exercise of power of sale, by judicial action or otherwise, or the exercise of any other remedies with respect to the Collateral available under any of the Convertible Note Loan Documents, Warrant Loan Documents or Noteholder Loan Documents or under applicable law (whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership, or upon an assignment for the benefit of creditors, or any other marshalling of the Collateral) and includes the initiation of or participation in any legal action or proceeding.

“Subsidiary” shall mean, with respect to any Person (herein referred to as the “Parent”), any corporation, company, limited liability company, partnership, association or other business entity of which securities or other ownership interests representing more than 50% of the ordinary voting power are, at the time any determination is being made, owned, controlled or held, by the Parent or one or more Subsidiaries of the Parent or by the Parent and one or more Subsidiaries of the Parent.

“Warrant Lender Agent” shall have the meaning assigned to such term in the preliminary statement to this Agreement.

“Warrant Lenders” shall have the meaning assigned to such term in the preliminary statement to this Agreement.

“Warrant Loan Agreement” shall have the meaning assigned to such term in the preliminary statement to this Agreement.

“Warrant Loan Collateral” shall mean all “Collateral”, as defined in the Warrant Loan Agreement, and any other assets of the Borrower or any of its Subsidiaries now or at any time hereafter subject to Liens securing any Warrant Loan Obligations.

“Warrant Loan Documents” shall mean the “Loan Documents”, as defined in the Warrant Loan Agreement.

“Warrant Loan Liens” shall mean all Liens on the Warrant Loan Collateral securing the Warrant Loan Obligations.

“Warrant Loan Obligations” shall mean the “Obligations”, as defined in the Warrant Loan Agreement.

“Warrant Loan Secured Parties” shall mean, at any time, (a) the Warrant Lender Agent, (b) the Warrant Note Lenders, (c) each other Person to whom any of the Warrant Loan Obligations is owed and (d) the successors and assigns of each of the foregoing.

SECTION 1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified, (b) any reference herein (i) to any Person shall be construed to include such Person’s successors and assigns and (ii) the Borrower or any Subsidiary of the Borrower shall be construed to include the. Borrower or such Subsidiary as debtor and debtor-in-possession and any receiver or trustee for the Borrower or such Subsidiary, as the case may be, in any Insolvency or Liquidation Proceeding, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles or Sections shall be construed to refer to Articles or Sections of this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

ARTICLE II

Acknowledgement of Liens; No Subordination

SECTION 2.01. Acknowledgement of Liens. The Noteholder hereby acknowledges the existences of the Warrant Loan Liens and Convertible Note Liens in respect of the Collateral.

SECTION 2.02. No Subordination. Notwithstanding anything to the contrary set forth herein (but subject to the rights of the Warrant Loan Secured Parities and Convertible Note Loan Secured Parties in respect of the Warrant Loan Liens and Convertible Note Liens), this Agreement does not subordinate the Noteholder Loan Obligations in right of payment to the Warrant Loan Obligations or Convertible Note Loan Obligations, and nothing in this Agreement shall affect the entitlement the Noteholder to receive and retain required payments of interest, principal and other amounts in respect of the Noteholder Loan Obligations. The Noteholder may, in accordance with the terms of the Noteholder Loan Documents and applicable law, enforce rights and exercise remedies against the Borrower and its Subsidiaries as unsecured creditors; provided that no such action is otherwise inconsistent with the terms of this Agreement. Nothing in this Agreement shall prohibit the receipt by the Noteholder of the required payments of principal, premium, interest, fees and other amounts due under the Noteholder Loan Documents or from the exercise of remedies available to an unsecured creditor.

SECTION 2.03. Payments Generally. Except with respect to (x) any proceeds of a Remedial Action in respect of the Collateral as described in Section 3.02 below, (y) regularly scheduled payments of interest under the Warrant Loan Documents, Convertible Note Loan Documents, or Noteholder Loan Documents, as applicable, or (z) any conversion of any of the Warrant Loan Obligations, Convertible Note Loan Obligations or Noteholder Loan Obligations into any Equity Interests of the Borrower as provided in the Warrant Loan Documents, Convertible Note Loan Documents, or

Noteholder Loan Documents, as applicable, in the event that any Warrant Loan Secured Party, any Convertible Note Loan Secured Party or the Noteholder receives any payment or distribution on or of the Warrant Loan Obligations, the Convertible Note Loan Obligations or the Noteholder Loan Obligations, as applicable (including, without limitation, any optional or mandatory prepayment of any such amounts prior to the regularly schedule date of payment thereof), in excess of its Applicable Percentage of such payment or distribution, such excess payment shall be remitted by such recipient to the other Applicable Creditor Control Parties, in an amount equal to each such other Applicable Creditor Control Party’s Applicable Percentage of such excess payment and, until so delivered, the same shall be held in trust by the recipient for the benefit of the other Applicable Creditor Parties.

SECTION 2.04. Other Compensation. In the event that any Applicable Creditor Party shall receive any consent fee, waiver fee, amendment fee, forbearance fee or any other similar fee or other payment or consideration in connection with any consent, waiver, amendment, forbearance or other similar event under the Warrant Loan Documents, Convertible Note Loan Documents, or Noteholder Loan Documents, as applicable, in excess of its Applicable Percentage of such fee, payment or consideration, such excess payment shall be remitted by such recipient to the other Applicable Creditor Control Parties, in an amount equal to each such other Applicable Creditor Control Party’s Applicable Percentage of such excess payment and, until so delivered, the same shall be held in trust by the recipient for the benefit of the other Applicable Creditor Parties.

SECTION 2.05. No Other Liens. The Warrant Lender Agent (on behalf of the Warrant Loan Secured Parties) hereby agrees that neither the Warrant Lender Agent nor any Warrant Loan Lender shall accept the benefit of any Lien with respect to any assets or property of the Company or any of its Subsidiaries other than a Lien granted in favor of the Warrant Lender Agent as representative of the Warrant Loan Secured Parties pursuant to the Warrant Loan Documents. The Convertible Note Lender Agent (on behalf of the Convertible Note Loan Secured Parties) hereby agrees that neither the Convertible Note Lender Agent nor any Convertible Note Loan Lender shall accept the benefit of any Lien with respect to any assets or property of the Company or any of its Subsidiaries other than a Lien granted in favor of the Convertible Note Lender Agent as representative of the Convertible Note Loan Secured Parties pursuant to the Convertible Note Loan Documents.

ARTICLE III

Enforcement of Rights; Matters Relating to Collateral

SECTION 3.01. Exercise of Rights and Remedies. In the event of any default or event of default, or any other violation of the Borrower’s obligations under, any of the Warrant Loan Documents, Convertible Note Loan Documents or Noteholder Loan Documents, prior to taking any Remedial Action in respect of such default, event of default or other violation, whether under the applicable Warrant Loan Documents,

Convertible Note Loan Documents or Noteholder Loan Documents or under applicable law, the Applicable Creditor Parties shall notify each of the other Applicable Credit Control Parties of such default, event of default or other violation and, to the extent reasonably practicable, shall permit each of the other Applicable Creditor Control Parties to have an opportunity to discuss such default, event of default or other violation, and any potential Remedial Action in respect thereof, with such Applicable Creditor Parties.

SECTION 3.02. Collateral Matters. In the event that any Warrant Loan Secured Party or Convertible Note Loan Secured Party shall take any Remedial Action in respect of the Collateral, the Warrant Lender Agent (on behalf of the Warrant Loan Secured Parties) and the Convertible Note Lender Agent (on behalf of the Convertible Note Loan Secured Parties) shall have the exclusive rights with respect to any determinations related to any such Remedial Action in respect of the Collateral; provided, however, that, in connection with any such Remedial Action in respect of the Collateral, the applicable Warrant Loan Secured Parties and Convertible Note Loan Secured Parties shall use their respective commercially reasonable efforts to maximize the aggregate proceeds received in connection with any foreclosure, Disposition, sale or other transfer of the Collateral in respect of such Remedial Action.

ARTICLE IV

Other Agreements

SECTION 4.01. Matters Relating to Loan Documents. (a) The Warrant Loan Documents may be amended, restated, supplemented or otherwise modified in accordance with their terms without the consent of any other Applicable Creditor Party; provided, however, that, without the consent of the Noteholder, no such amendment, restatement, supplement or modification shall (i) contravene any provision of this Agreement, (ii) result in any increase in the Warrant Loan Obligations, (iii) increase the applicable interest rates under the Warrant Loan Documents or in respect of the Warrant Loan Obligations, (iv) increase the amount of any fees or other amounts payable under the Warrant Loan Documents or in respect of the Warrant Loan Obligations, (v) change to earlier dates any scheduled dates for payment of principal (including the final maturity date) or interest on, or any fees or other amounts in respect of, the Warrant Loan Obligations, (vi) change any default or event of default provisions set forth in the Warrant Loan Documents in a manner adverse to the Noteholder, (vii) add any assets to the Warrant Loan Collateral or otherwise increase the amount of any Warrant Loan Collateral, or (viii) otherwise materially increase the obligations of the Borrower or the other loan parties thereunder or confer additional rights on the Warrant Loan Secured Parties in a manner adverse to the Noteholder.

(b) The Convertible Note Loan Documents may be amended, restated, supplemented or otherwise modified in accordance with their terms without the consent of any other Applicable Creditor Party; provided, however, that, without the consent of the Noteholder, no such amendment, restatement, supplement or modification shall (i) contravene any provision of this Agreement, (ii) result in any increase in the Convertible Note Loan Obligations, (iii) increase the applicable interest rates under the Convertible Note Loan Documents or in respect of the Convertible Note Loan Obligations, (iv) increase the amount of any fees or other amounts payable under the Convertible Note Loan Documents or in respect of the Convertible Note Loan Obligations, (v) change to earlier dates any scheduled dates for payment of principal (including the final maturity date) or interest on, or any fees or other amounts in respect of, the Convertible Note Loan Obligations, (vi) change any default or event of default provisions set forth in the Convertible Note Loan Documents in a manner adverse to the Noteholder, (vii) add any assets to the Convertible Note Loan Collateral or otherwise increase the amount of any Convertible Note Loan Collateral, or (viii) otherwise materially increase the obligations of the Borrower or the other loan parties thereunder or confer additional rights on the Convertible Note Loan Secured Parties in a manner adverse to the Noteholder.

(c) The Noteholder Loan Documents may be amended, restated, supplemented or otherwise modified in accordance with their terms without the consent of any other Applicable Creditor Party; provided, however, that, without the consent of the Warrant Lender Agent and the Convertible Note Lender Agent, no such amendment, restatement, supplement or modification shall (i) contravene any provision of this Agreement, (ii) result in any increase in the Noteholder Loan Obligations, (iii) increase the applicable interest rates under the Noteholder Loan Documents or in respect of the Noteholder Loan Obligations, (iv) increase the amount of any fees or other amounts payable under the Noteholder Loan Documents or in respect of the Noteholder Loan Obligations, (v) change to earlier dates any scheduled dates for payment of principal (including the final maturity date) or interest on, or any fees or other amounts in respect of, the Noteholder Loan Obligations, (vi) change any default or event of default provisions set forth in the Noteholder Loan Documents in a manner adverse to the Warrant Loan Secured Parties or Convertible Note Loan Secured Parties, or (vii) otherwise materially increase the obligations of the Borrower or the other loan parties thereunder or confer additional rights on the Noteholder in a manner adverse to the Warrant Loan Secured Parties or Convertible Note Loan Secured Parties.

SECTION 4.02. Further Assurances. Each of the Warrant Lender Agent, for itself and on behalf of the other Warrant Loan Secured Parties, the Convertible Note Lender Agent, for itself and on behalf of the other Convertible Note Loan Secured Parties, the Noteholder, and the Borrower, for itself and on behalf of its subsidiaries, agrees that it will execute, or will cause to be executed, any and all further documents, agreements and instruments, and take all such further actions, as may be required under any applicable law, or which the Warrant Lender Agent, Convertible Lender Agent or the Noteholder may reasonably request, to effectuate the terms of this Agreement.

ARTICLE V

Representations and Warranties

SECTION 5.01. Representations and Warranties of Each Party. Each party hereto represents and warrants to the other parties hereto as follows:

(a) Such party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to execute and deliver this Agreement and perform its obligations hereunder.

(b) This Agreement has been duly executed and delivered by such party and constitutes a legal, valid and binding obligation of such party, enforceable in accordance with its terms.

(c) The execution, delivery and performance by such party of this Agreement (i) do not require any consent or approval of, registration or filing with or any other action by any governmental authority and (ii) will not violate any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of such party or any order of any governmental authority or any provision of any indenture, agreement or other instrument binding upon such party.

SECTION 5.02. Representations and Warranties of Each Agent. Each of the Warrant Lender Agent and Convertible Note Lender Agent represents and warrants to the other parties hereto that it has been authorized by the Lenders under and as defined in the Warrant Loan Agreement or the Convertible Note Loan Agreement, as applicable, to enter into this Agreement.

ARTICLE VI

Miscellaneous

SECTION 6.01. Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one business (1) day after deposit with a nationally recognized overnight courier, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on their signature page hereto, or to such e-mail address, facsimile number or address as subsequently modified by written notice given in accordance with this Section 6.01.

SECTION 6.02. Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any Warrant Loan Document, Convertible Note Loan Document or Noteholder Loan Document, the provisions of this Agreement shall control.

SECTION 6.03. Effectiveness; Survival. This Agreement shall become effective when executed and delivered by the parties hereto. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding.

SECTION 6.04. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 6.05. Amendments; Waivers. (a) No failure or delay on the part of any party hereto in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 6.05, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Warrant Lender Agent, the Convertible Note Lender Agent and the Noteholder.

SECTION 6.06. Applicable Law; Jurisdiction; Consent to Service of Process. (a) THIS AGREEMENT AND ALL CLAIMS AND CONTROVERSIES IN CONNECTION HEREWITH SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in the Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined only in such New York State court or, to the extent permitted by law, in such Federal court. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State court or in any such Federal court. Each party hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 6.07. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.07.

SECTION 6.08. Parties in Interest. This provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Warrant Loan Secured Parties and Convertible Note Loan Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement. No other Person shall have or be entitled to assert rights or benefits hereunder.

SECTION 6.09. Specific Performance. Each of the Warrant Lender Agent, the Convertible Note Lender Agent and the Noteholder may demand specific performance of this Agreement and, on behalf of itself and, as applicable, the other Warrant Loan Secured Parties and Convertible Note Loan Secured Parties, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action which may be brought by the respective Secured Parties.

SECTION 6.10. Headings. Article and Section headings used herein and the Table of Contents hereto are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 6.11. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 6.03. Delivery of an executed signature page to this Agreement by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 6.12. Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Warrant Loan Secured Parties, the Convertible Note Loan Secured Parties and the Noteholder. None of the Borrower, any Subsidiary of the Borrower or any other creditor thereof shall have any rights or obligations, except as expressly provided in this Agreement, hereunder and none of the Borrower, any Subsidiary of the Borrower or any other creditor thereof may rely on the terms hereof. Nothing in this Agreement is intended to or shall impair the obligations of the Borrower, which are absolute and unconditional, to pay the Warrant Loan Obligations, the Convertible Note Loan Obligations and the Noteholder Loan Obligations as and when the same shall become due and payable in accordance with their terms.

SECTION 6.13. Consent. Anything to the contrary in the Warrant Loan Documents and Convertible Note Loan Documents notwithstanding, the Warrant Lender Agent (on behalf of the Warrant Lender Secured Parties) and the Convertible Note Lender Agent (on behalf of the Convertible Note Lender Secured Parties) consent to the incurrence of indebtedness by the Borrower pursuant to the Noteholder Loan Agreement and Noteholder Loan Documents.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

COMPANY:

MARRONE BIO INNOVATIONS, INC.,

By

	Name:	Pamela G. Marrone
	Title:	CEO & President

	Address:	2121 Second Street Ste B-107 Davis, CA 95618

WARRANT LENDER AGENT:

Gordon Snyder

Address:	28 MIDDLE ST., SUITE 100 KEENE, NH 03431

CONVERTIBLE NOTE LENDER AGENT:

Gordon Snyder

Address:	28 MIDDLE ST., SUITE 100 KEENE, NH 03431

NOTEHOLDER:

SYNGENTA VENTURES PTE. LTD.,

By

	Name:	Koh Teck Wah
	Title:	Director

	Address:	1 Harbourfront Avenue #03-03/10 Keppel Bay Tower Singapore 098632